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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):   SEPTEMBER 4, 1997


                           J&L SPECIALTY STEEL, INC.
             (Exact name of registrant as specified in its charter)

                       Commission file number 1-11126-60

            PENNSYLVANIA                              25-1564186
            ------------                              ----------
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation of organization)


P.O. BOX 3373
ONE PPG PLACE, PITTSBURGH, PA                           15230-3373
(Address of principal executive offices)                (Zip code)

                                  412-338-1600
             (Registrant's telephone number, including area code)
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Item 5.         Other Events
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The Company reached a settlement with unrelated third-party vendors concerning a commercial dispute relating to the quality of material purchased by the Company. As part of this settlement the Company realized $10 million on August 29, 1997. This $10 million pretax gain will be recognized in the third quarter of 1997.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        J&L SPECIALTY STEEL, INC.
                                        (Registrant)


                                        /s/ Kirk F. Vincent
                                        -------------------------
                                        Kirk F. Vincent
                                        Vice President - Finance and Law
                                        (Principal financial officer and duly
                                        authorized signatory)


Dated: September 4, 1997